Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account V and

Ameritas Variable Separate Account VA-2

Supplement to:

Overture Ovation!, Medley!,

and Ameritas Performance II VUL

Prospectuses Dated May 1, 2023

Supplement Dated May 23, 2023

Effective May 1, 2023, the following information replaces the existing disclosure relating to current expenses in APPENDIX A: PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY in your Policy prospectus for the respective portfolio:

Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)	Current Expenses	Average Annual Total Returns As of 12/31/2022
			1 year	5 year	10 year
Long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.	Morgan Stanley VIF Emerging Markets Equity Portfolio, Class I,	1.22%	-25.08%	-2.71%	0.59%
	Morgan Stanley Investment Management Inc. /
	Morgan Stanley Investment Management Company

No changes to footnotes.

Current Expenses in the chart above have been restated to reflect the decrease effective May 1, 2023.

All other provisions remain as stated in your Policy and prospectus.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2713 5-23